18. Subsequent Events	12 Months Ended
Mar. 31, 2015
Subsequent Events [Abstract]
18. Subsequent Events

Pursuant to an At-the-Market Issuance Sales Agreement with MLV & Co. LLC dated April 2, 2014, the Company may issue and sell shares of common stock having an aggregate offering price of up to $9,159,000 from time to time through MLV acting as the Company’s sales agent. In the quarter ended June 30, 2015, the Company sold 500,000 shares of common stock for gross proceeds of $907,000 and net proceeds of $879,000 after deducting commissions and other offering expenses. In the quarter ending September 30, 2015, through July 27, 2015, the Company sold 631,552 shares of common stock, for gross proceeds of $1,006,000 and net proceeds of $975,000 after deducting commissions and other offering expenses. Through July 27, 2015, the Company has sold an aggregate 1,599,486 shares of common to date, for gross proceeds of $3,356,000 and net proceeds of $3,195,000 after deducting commissions and other offering expenses under the agreement with MLV. The Company pays MLV a commission rate equal to 3.0% of the gross proceeds from the sale of any shares of common stock sold through MLV as agent.

On June 29, 2015, the stockholders of the Company approved a reverse stock split of the Company’s outstanding common stock and to proportionally decrease the total number of shares that the Company is authorized to issue at a whole number ratio in the range of 1-for-5 to 1-for-9, such ratio to be determined in the discretion of the Company’s Board of Directors, and authorized the Company’s Board of Directors to effect the reverse stock split, if their judgment it is necessary, at any time until June 29, 2016, upon which date the resolution lapses.